Exhibit 10.d

                    FINGERHUT CORPORATION
             PROFIT SHARING AND 401(K) SAVINGS PLAN


                        Table of Contents

                                                             Page

 ARTICLE 1. DESCRIPTION AND PURPOSE                            1
   1.2. Plan Description.                                      1
   1.1. Plan Name.                                             1
   1.3. Plan Background.                                       1
   1.4. Plan Purposes.                                         2
 ARTICLE 2. ELIGIBILITY                                        3
   2.1. Eligibility Requirements.                              3
   2.2. Transfer Among Participating Employers.                3
   2.3. Multiple Employment.                                   3
   2.4. Reentry.                                               4
   2.5. Condition of Participation.                            4
   2.6. Termination of Participation.                          4
 ARTICLE 3. CONTRIBUTIONS                                      5
   3.1. Pre-Tax Contributions.                                 5
   3.2. Matching Contributions.                                6
   3.3. Voluntary Contributions.                               7
   3.4. Profit Sharing Contributions.                          7
   3.5. Rollovers and Transfers.                               8
   3.6. Corrective Contributions.                              9
 ARTICLE 4. ACCOUNTS AND VALUATION                            10
   4.1. Establishment of Accounts.                            10
   4.2. Valuation and Account Adjustment.                     10
   4.3. Allocations Do Not Create Rights.                     11
 ARTICLE 5. PARTICIPANT INVESTMENT DIRECTION                  12
   5.1. Establishment of Investment Funds.                    12
   5.2. Contribution Investment Directions.                   12
   5.3. Transfer Among Investment Funds.                      13
   5.4. Investment of Matching Account in Fingerhut Stock.    13
   5.5. Investment Direction Responsibility Resides With
   Participants.                                              13
   5.6. Beneficiaries and Alternate Payees.                   14
 ARTICLE 6. WITHDRAWALS DURING EMPLOYMENT AND LOANS           15
   6.1. Hardship Withdrawals.                                 15
   6.2. Withdrawals After Attaining Age 59-1/2.               16
   6.3. Other Withdrawals from Voluntary Account, Rollover
   Account and Profit Sharing Account.                        16
   6.4. Rules for Withdrawals.                                18
   6.5. No Plan Loans.                                        18
 ARTICLE 7. VESTING AND FORFEITURES                           19
   7.1. Vesting.                                              19
   7.2. Forfeiture Upon Distribution.                         19
   7.3. Other Forfeitures.                                    20
   7.4. Reallocation of Forfeitures.                          20
 ARTICLE 8. DISTRIBUTIONS AFTER TERMINATION                   22
   8.1. Time and Form of Distribution.                        22
   8.2. Beneficiary Designation.                              25
   8.3. Assignment, Alienation of Benefits.                   26
   8.4. Payment in Event of Incapacity.                       26
   8.5. Payment Satisfies Claims.                             27
   8.6. Disposition if Distributee Cannot be Located.         27
   8.7. Direct Rollovers and Transfers.                       27
 ARTICLE 9. CONTRIBUTION LIMITATIONS                          28
   9.1. Pre-Tax Contribution Dollar Limitation.               28
   9.2. Actual Deferral Percentage Limitations.               28
   9.3. Actual Contribution Percentage Limitations.           31
   9.4. Multiple Use Limitation.                              33
   9.5. Earnings on Excess Contributions.                     35
   9.6. Aggregate Defined Contribution Limitations.           35
   9.7. Aggregate Defined Contribution/Defined Benefit
   Limitations.                                               37
   9.8. Administrator's Discretion.                           38
 ARTICLE 10. SERVICE RULES                                    39
   10.1. Computation Period.                                  39
   10.2. Eligibility Service.                                 39
   10.3. Vesting Service.                                     39
   10.4. Hour of Service.                                     39
   10.5. One-Year Break in Service.                           42
   10.6. Loss of Service.                                     43
   10.7. Pre-Acquisition Service.                             43
   10.8. Transition from Elapsed Time.                        44
 ARTICLE 11. ADOPTION, AMENDMENT AND TERMINATION              45
   11.1. Adoption by Affiliated Organizations.                45
   11.2. Authority to Amend and Procedure.                    45
   11.3. Authority to Terminate and Procedure.                46
   11.4. Vesting Upon Termination, Partial Termination or
   Discontinuance of Contributions.                           46
   11.5. Distribution Following Termination, Partial Termination
   or Discontinuance of Contributions.                        46
 ARTICLE 12. DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS    47
   12.1. Account.                                             47
   12.2. Active Participant.                                  47
   12.3. Administrator.                                       47
   12.4. Affiliated Organization.                             47
   12.5. Board.                                               47
   12.6. Beneficiary.                                         48
   12.7. Code.                                                48
   12.8. Company.                                             48
   12.9. Disabled.                                            48
   12.10. Effective Date.                                     48
   12.11. Eligible Earnings.                                  48
   12.12. Employee.                                           49
   12.13. Fingerhut Stock.                                    49
   12.14. Fund.                                               49
   12.15. Governing Law.                                      49
   12.16. Headings.                                           49
   12.17. Highly Compensated Employee.                        49
   12.18. Matching Account.                                   50
   12.19. Matching Contributions.                             50
   12.20. Normal Retirement Date.                             51
   12.21. Number and Gender.                                  51
   12.22. Participant.                                        51
   12.23. Participating Employer.                             51
   12.24. Plan.                                               51
   12.25. Plan Rule.                                          51
   12.26. Plan Year.                                          51
   12.27. Pre-Tax Contribution Account.                       51
   12.28. Pre-Tax Contributions.                              51
   12.29. Profit Sharing Account.                             51
   12.30. Profit Sharing Contributions.                       51
   12.31. Qualified Employee.                                 52
   12.32. Rollover Account.                                   52
   12.33. Section 415 Wages.                                  52
   12.34. Spousal Consent.                                    53
   12.35. Termination of Employment.                          53
   12.36. Testing Wages.                                      54
   12.37. Treasury Regulations.                               54
   12.38. Trust.                                              54
   12.39. Trustee.                                            54
   12.40. Voluntary Contributions.                            55
   12.41. Voluntary Account.                                  55
 ARTICLE 13. ADMINISTRATION OF PLAN                           56
   13.1. Administrator, Named Fiduciary.                      56
   13.2. Compensation and Expenses.                           56
   13.3. Plan Rules.                                          56
   13.4. Administrator's Discretion.                          56
   13.5. Indemnification.                                     57
   13.6. Benefit Claim Procedure.                             57
   13.7. Correction of Errors.                                58
 ARTICLE 14. MISCELLANEOUS                                    59
   14.1. Merger, Consolidation, Transfer of Assets.           59
   14.2. Limited Reversion of Fund.                           59
   14.3. Top-Heavy Provisions.                                60
   14.4. No Employment Rights Created.                        64
   14.5. Special Provisions.                                  64
   14.6. USERRA.                                              64

                      FINGERHUT CORPORATION
             PROFIT SHARING AND 401(K) SAVINGS PLAN

                             ARTICLE
                               1.
                     DESCRIPTION AND PURPOSE

1.1. Plan Name.

The name of the Plan is the "Fingerhut Corporation Profit Sharing and 401(k) Savings Plan."

1.2. Plan Description.

The Plan is a profit sharing plan providing for Pre-Tax Contributions pursuant to a qualified cash or deferred arrangement, with Matching Contributions and discretionary Profit Sharing Contributions by Participating Employers. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code sections 401(k) and 401(m). Notwithstanding the designation of the Plan as a profit sharing plan, a Participating Employer may make contributions to the Plan even though it has no current or accumulated earnings and profits.

1.3. Plan Background.

          (A) The Plan was originally established, effective January 15, 1960, by Wiman Manufacturing Co. and, effective as of March 28, 1969, sponsorship of the Plan was assumed by the Company. Effective July 3, 1976, the Plan was amended and restated to comply with the requirements of the Employee Retirement Income Security Act of 1974.

          (B) For purposes of incorporating Plan amendments adopted after 1976, to conform the Plan document with the requirements of the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984 and to make certain other administrative changes to the Plan, the Plan was amended and restated to read as set forth in the 1985 Revision.

          (C) In order to conform with the requirements of the Tax Reform Act of 1986, the Technical and Miscellaneous Revenue Act of 1988 and rulings and regulations issued subsequent to the adoption of the 1985 Revision of the Plan and to incorporate into a single Plan document amendments to the 1985 Revision of the Plan, the Plan was amended and restated to read as set forth in the 1989 Revision.

          (D) Effective generally as of July 1, 1997, the Plan was amended and restated to add a qualified cash or deferred arrangement under Code section 401(k), to change the name of the Plan to the "Fingerhut Corporation Profit Sharing and 401(k) Savings Plan," to add a Matching Contribution in the form of Fingerhut Stock, to eliminate Voluntary Contributions, to comply with changes in applicable law, to make certain other miscellaneous changes and to incorporate into a single Plan document amendments to the 1989 Revision of the Plan.

1.4. Plan Purposes.

The purposes of the Plan are to promote effort and cooperation on the part of Active Participants; to provide a measure of economic security to Active Participants by accumulating contributions for distribution upon retirement, as a supplement to other resources then available; and to permit Active Participants to share in the profits and growth of their Participating Employer.


                             ARTICLE
                               2.
                           ELIGIBILITY

2.1. Eligibility Requirements.

          (A) Each Employee who was eligible to participate in the Plan on June 30, 1997 will continue to be eligible to participate in the Plan on July 1, 1997 if he or she continues to be a Qualified Employee.

          (B)  An Employee is eligible to participate in the Plan:

               (1) for the purpose of having a rollover or transfer made on his or her behalf pursuant to Section 3.4, on the date on which he or she first completes an Hour of Service of the type specified at Section 10.4(A)(1) as a Qualified Employee, and

               (2) for the purposes of having Pre-Tax and Matching Contributions made on his or her behalf pursuant to Sections 3.1 and 3.2 and being eligible to share in the allocation of Profit Sharing Contributions pursuant to Section 3.3, on the later of
               (a) the day on which he or she attains age 21 and (b) the last day of the first Eligibility Service Computation Period during which he or she completes one year of Eligibility Service, if he or she is a Qualified Employee on the date on which he or she would otherwise be eligible to participate; provided, however, that any Employee hired prior to July 1, 1997 is not subject to the requirement that he or she attain age 21 to be eligible to participate in the Plan.

          (C) If an Employee or former Employee has satisfied the age and service requirements set forth in Subsection (B)(2) but is not a Qualified Employee on the day on which he or she would otherwise be eligible to participate in the Plan, he or she will become eligible to participate as of the first following day on which he or she performs an Hour of Service of the type specified at
          Section 10.4(A)(1) as a Qualified Employee.

          (D) Notwithstanding Subsection (B)(2), in conjunction with an acquisition, the Company's Board may specify a special entry date for those Qualified Employees with respect to whom pre-acquisition service is taken into account pursuant to Section 10.7.

2.2. Transfer Among Participating Employers.

A Participant who transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each such Participating Employer.

2.3. Multiple Employment.

A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer will participate in the Plan as a Qualified Employee of all such Participating Employers on the basis of his or her separate Eligible Earnings from each such Participating Employer.

2.4. Reentry.

An Active Participant who ceases to be a Qualified Employee will be eligible to resume active participation in the Plan as of the first following day on which he or she completes an Hour of Service of the type specified at Section 10.4(A)(1) as a Qualified Employee.

2.5. Condition of Participation.

Each eligible Qualified Employee, as a condition of participation, is bound by all the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.6. Termination of Participation.

A Participant will cease to be such as of the later of the date on which

                    (a)  he or she ceases to be a Qualified Employee, or

                    (b) all benefits, if any, to which he or she is entitled under the Plan have been distributed.

                             ARTICLE
                               3.
                          CONTRIBUTIONS

3.1. Pre-Tax Contributions.

          (A) Subject to the limitations of Article IX, for each Plan Year the Participating Employer of each Active Participant will make Pre-Tax Contributions to the Trust on behalf of the Participant in the amount by which the Participant's Eligible Earnings have been reduced in accordance with the succeeding provisions of this section. Pre-Tax Contributions will be paid to the Trustee as soon as administratively practicable after the date on which the Participant would have received the Eligible Earnings but for the Participant's election pursuant to this section, but in no event later than the fifteenth business day of the month following the month in which the Participant would have received the Eligible Earnings but for his or her election pursuant to this section.

          (B)   Except as provided in Subsection (C),  an  Active
          Participant's Eligible Earnings will be reduced in accordance with the following rules:

               (1) An Active Participant may elect to reduce his or her Eligible Earnings by any one percent increment from one percent to a maximum of eight percent, and the percentage so elected will automatically apply to his or her Eligible Earnings as adjusted from time to time. Plan Rules may, however, specify a lower maximum percentage for Active Participants who are Highly Compensated Employees.

               (2) In conjunction with an Active Participant's entering or reentering the Plan pursuant to Article II, reduction of his or her Eligible Earnings will begin as soon as administratively practicable after the Administrator or the Administrator's designate receives the Active Participant's complete and accurate election. The election must be made in accordance with and is subject to Plan Rules.

               (3) An Active Participant may elect to change the percentage rate at which his or her Eligible Earnings will be reduced. The election must be made in accordance with and is subject to Plan Rules. The election will become effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election.

               (4) An Active Participant may elect to suspend Eligible Earnings reductions. The election must be made in accordance with and is subject to Plan Rules. The election will become effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives a complete and accurate election. Eligible Earnings reductions for any Active Participant who makes a hardship withdrawal pursuant to Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution.

               (5) An Active Participant whose Eligible Earnings reductions have ceased by reason of automatic or voluntary suspension may, after the end of the suspension period, resume Eligible Earnings reductions in accordance with clause (3).

          (C) Eligible Earnings reductions will be made in accordance with Plan Rules. If any election or notice made by an Active Participant in such manner as provided by the Administrator is not processed on a timely basis or if, for any reason, an Active Participant's Eligible Earnings are not reduced in accordance with his or her election, no retroactive adjustments will be made to take into account the effect of any such delay or failure. Plan Rules may, however, permit an Active Participant to elect to reduce his or her Eligible Earnings payable during any remaining portion of the Plan Year in which the delay or failure occurred at more than the otherwise applicable percentage to adjust for the effect of such delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum
          percentage  or limitations of Article IX.   No  Pre-Tax
          Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

3.2. Matching Contributions.

          (A)

               (1) Subject to Subsection (D) and the limitations of Article IX, for each Plan Year the Participating Employer of each Active Participant will make a Matching Contribution on behalf of the Participant in an amount equal to the lesser of (a)
               50 percent of the Pre-Tax Contributions made by the Participating Employer on the Participant's behalf for the Plan Year and (b) one and one-half percent of the Participant's Eligible Earnings from the Participating Employer for the Plan Year.

          (B) A Participating Employer's Matching Contributions for a Plan Year will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

          (C)  Matching Contributions will be made in the form of cash.

          (D) No Matching Contributions will be made with respect to any portion of an Active Participant's Pre-Tax Contributions that is distributed to the Participant pursuant to Article IX; provided that for this purpose unmatched Pre-Tax Contributions will be deemed to be returned to the Participant first. If the Administrator determines that any Matching Contributions that have been added to a Participant's Matching Account should not have been added by reason of this subsection, the contributions will be subtracted from such Account as soon as administratively practicable after the determination and will be applied to satisfy the Matching Contribution obligations of the Participating Employer that made the excess Matching Contributions for the Plan Year in which such excess contributions were made. If, because of the passage of time, the excess cannot be applied to satisfy the Participating Employer's Matching Contribution obligations for the Plan Year in which the excess contribution was made, the excess will, subject to the limitations of Article IX, be allocated, in the discretion of the Administrator

               (1) among the Matching Accounts of all Active Participants who made Pre-Tax Contributions for the Plan Year as Qualified Employees of the Participating Employer as if it were an additional Matching Contribution by the Participating Employer for such Plan Year, or

               (2)  as a corrective contribution pursuant to Section 3.6.

3.3. Voluntary Contributions.

Effective July 1, 1997, Voluntary Contributions are no longer permitted under this Plan.

3.4. Profit Sharing Contributions.

          (A) Each Participating Employer may, but is not required to, make a Profit Sharing Contribution for any Plan Year in an amount, if any, determined by the Participating Employer's Board.

          (B) To be eligible to share in a Participating Employer's Profit Sharing Contribution for a particular Plan Year, a Participant must have entered the Plan as a Participant for the purpose of being eligible to share in the allocation of the Profit Sharing Contribution for the Plan Year, received Eligible Earnings for the Plan Year from the Participating Employer with respect to a period during which he or she was an Active Participant employed by the Participating Employer and either -

               (1) completed at least 500 Hours of Service during the Plan Year and been employed with an Affiliated Organization on the last day of the Plan Year, or

               (2)  terminated employment during the Plan Year

                    (a)  at or after his or her Normal Retirement Date,

                    (b)  on account of his or her death, or

                    (c) on account of his or her becoming Disabled; provided, that this condition will be applied only once with respect to a Participant, such sole application being made for the Plan Year during which this clause first applies and the conditions under clause (1) are not satisfied.

          (C) Subject to the limitations of Article IX, each eligible Participant will receive an allocation of his or her Participating Employer's Profit Sharing Contribution in the same proportion as his or her Eligible Earnings for the Plan Year bears to the total Eligible Earnings for the Plan Year of all Participants eligible to receive an allocation of the Participating Employer's Profit Sharing Contribution for the Plan Year.

          (D) A Participating Employer's Profit Sharing Contribution for a Plan Year, if any, will be paid to the Trustee on such date or dates during or following the Plan Year as the Participating Employer may elect but in no case later than 12 months after the end of the Plan Year.

3.5. Rollovers and Transfers.

          (A) An Active Participant may, with the prior consent of the Administrator, contribute to the Trust, in a direct rollover pursuant to Code section 401(a)(31) or within 60 days of receipt,

               (1) the balance of an individual retirement account to which the only contributions have been one or more "eligible rollover distributions," within the meaning of Code section 402(c)(4), from a plan qualified under Code section 401(a), or

               (2) an eligible rollover distribution from such a qualified plan.

          (B) With the prior consent of the Administrator, the accounts under another plan qualified under Code section 401(a) of an Active Participant may be transferred directly to the Trust. Other than in connection with an acquisition, such a transfer will not be permitted if, as a result of the transfer, the Plan would be required to provide any option with respect to the form or time of distribution or any other right, benefit or feature not available under the Plan prior to the transfer.

          (C) Other than in connection with an acquisition, any contribution or transfer to the Trust pursuant to Subsection (A) or (B) must be made in cash and will be credited to the Active Participant's Rollover Account.

3.6. Corrective Contributions.

For any Plan Year a Participating Employer may contribute to the Matching Contribution Accounts or Profit Sharing Accounts of Active Participants who are not Highly Compensated Employees, or any group of such Active Participants, such amounts as it deems advisable to assist the Plan in satisfying the requirements of Sections 9.2, 9.3 and 9.4, or any other requirement under the Code or Treasury Regulations, for such Plan Year. Subject to the limitations of Article IX, such contributions will be allocated among the Matching Contribution Accounts of such Active Participants in proportion to the Pre-Tax Contributions made on their behalf for the Plan Year and to their Profit Sharing Accounts in proportion to their Eligible Earnings for the Plan Year. Each such contribution will be treated, for all purposes of the Plan, in the same manner as other contributions allocated to the same Account.


                             ARTICLE
                               4.
                     ACCOUNTS AND VALUATION

4.1. Establishment of Accounts.

The following Accounts will be established and maintained for each Participant:

                    (a) A Pre-Tax Account, to which there will be credited any Pre-Tax Contributions made on the Participant's behalf;

                    (b) A Matching Account, to which there will be credited any Matching Contributions made on the Participant's behalf;

                    (c) A Profit Sharing Account, to which there will be credited any Profit Sharing Contributions made on the Participant's behalf;

                    (d) A Voluntary Account to which there will be credited any Voluntary Contributions made by the Participant; and

                    (e) A Rollover Account, to which there will be credited any rollover or trust-to-trust transfers made by or on behalf of the Participant.

One or more additional accounts may be established for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such Accounts will be set forth on an exhibit to the Plan in accordance with Section 14.5.

4.2. Valuation and Account Adjustment.

          (A) Subject to Subsection (B), Participants' Accounts will be separately adjusted on a daily basis in a uniform and equitable manner to reflect income, expense, gains and losses of the Fund as well as contributions, withdrawals and distributions.

          (B) Participants' Matching Accounts will be accounted for in a uniform and equitable manner on the basis of the number of full and fractional shares of Fingerhut Stock credited to the Accounts. Accordingly, except as otherwise provided in Article 8 with respect to distributions of Matching Account balances in the form of cash, Participants' Matching Accounts will not be adjusted for the appreciation or depreciation in the value of Fingerhut Stock, such appreciation or depreciation being automatically reflected by the fair market value of shares of Fingerhut Stock credited to the Accounts.

4.3. Allocations Do Not Create Rights.

The fact that amounts are added to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any addition to an Account, the issuance of any statement or the distribution of all or any portion of an Account balance, the Administrator may cause the Account to be adjusted to the extent necessary to correct any error in such Account, whether caused by a misapplication of any provision of the Plan or otherwise, and may recover from any distributee the amount of any excess distribution. Any such adjustment will be made within a reasonable time after the error is discovered.

                             ARTICLE
                               5.
                PARTICIPANT INVESTMENT DIRECTION

5.1. Establishment of Investment Funds.

          (A) In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Administrator may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Sections 5.2 and 5.3. The Administrator may, from time to time, establish additional investment funds or eliminate any existing investment fund.

         (B) Notwithstanding any other provision of the Plan to the contrary, the Administrator may suspend Participant investment activity (including such activity in connection with the withdrawals and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Administrator to be necessary in connection with

               (1)  the establishment or termination of any investment fund,

               (2) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances in connection with an acquisition or divestiture or otherwise,

               (3)  a change of Trustee or investment manager, or

              (4) such other circumstances determined by the Administrator as making such suspension or special rules or restrictions necessary or appropriate.

5.2. Contribution Investment Directions.

          (A) In conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts, other than his or her Matching Account, will be invested among the investment funds maintained pursuant to
          Section 5.1. The direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct the investment of contributions to his or her Accounts, the contributions will be invested in accordance with Plan Rules.

          (B) A Participant may direct a change in the manner in which future contributions to his or her Accounts, other than his or her Matching Account, will be invested among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives the direction from the Participant.

          (C) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this Section.

5.3. Transfer Among Investment Funds.

          (A) A Participant may direct the transfer of his or her Accounts other than his or her Matching Account among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective on or as soon as administratively practicable after the date on which the Administrator or the Administrator's designate receives the direction from the Participant.

          (B) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

          (C) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds.

5.4. Investment of Matching Account in Fingerhut Stock.

          (A) A Participant's Matching Account will be invested in Fingerhut Stock.

          (B) Cash dividends paid on Fingerhut Stock credited to a Participant's Matching Account will be used to acquire additional shares of Fingerhut Stock which will be credited to the Account.

          (C) Each Participant will be provided with the opportunity to direct the manner in which shares of Fingerhut Stock credited to his or her Matching Account as of the record date of any stockholder action will be voted in connection with such action. In the event of a public tender or exchange offer for shares of Fingerhut Stock, each Participant will be entitled to direct whether or not the shares of Fingerhut Stock credited to the Participant's Matching Account will be tendered or exchanged.
          The voting decisions relating to Fingerhut stock for which Participants have failed to provide direction shall be directed by the Employee Benefits Advisory Committee or its successor. Voting, tender or exchange decisions will be effected in accordance with applicable provisions of the Trust and Plan Rules that are consistent with the provisions of the Trust.

5.5. Investment    Direction    Responsibility    Resides    With
     Participants.

Neither any Affiliated Organization, the Administrator nor the Trustee has any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds or other directed investments in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.6. Beneficiaries and Alternate Payees.

Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after

              (1) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant, or

              (2) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                             ARTICLE
                               6.
             WITHDRAWALS DURING EMPLOYMENT AND LOANS

6.1. Hardship Withdrawals.

          (A) Subject to the provisions of Section 6.4, a Participant who is an Employee may withdraw from his or her Pre-Tax Account an amount not in excess of the portion of his or her Pre-Tax Account balance consisting of Pre-Tax Contributions. In addition, a Participant who is an Employee may withdraw an amount not in excess of the vested portion of his or her Matching Account or Profit Sharing Account. Such withdrawal(s) will be made only if the Administrator or its designate determines that the distribution is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

          (B) A distribution will be deemed to be made on account of an immediate and heavy financial need only if it is determined by the Administrator or its designate to be on account of:

               (1) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as described in Code section 152);

              (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

              (3) payment of tuition, related educational expenses and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, child or other dependent;

              (4) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure of the mortgage on the Participant's principal residence; or

              (5)  other hardships identified in Treasury Regulations.

          (C) A distribution will be deemed to be necessary to satisfy the immediate and heavy financial need only if the Administrator or its designate determines that each of the following requirements is satisfied.

               (1) The distribution is not in excess of the sum of the amount of the immediate and heavy financial need of the Participant plus, if elected by the Participant, the amount necessary to pay any federal, state or local taxes or penalties that the Participant will incur in connection with the distribution, as estimated by the Administrator in accordance with Plan Rules.

               (2) The Participant has received all withdrawals and has taken all nontaxable loans available under the Plan and all other qualified plans maintained by any Affiliated Organization.

               (3) All Pre-Tax Contributions under this Plan and all elective deferrals and after-tax employee contributions by or on behalf of the Participant under any other qualified or nonqualified plan of deferred compensation maintained by any Affiliated Organization are suspended for a period of 12 months following the date of the distribution.

               (4) For the Participant's taxable year following the taxable year during which he or she receives the distribution, the amount of elective deferrals under any qualified plan maintained by any Affiliated Organization (including
               Pre-Tax Contributions pursuant to the Plan) that may be made on the Participant's behalf under Code section 402(g) is or will be reduced by the sum of such elective deferrals made on the Participant's behalf for the taxable year during which he or she receives the distribution.

          (D) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

6.2. Withdrawals After Attaining Age 59-1/2.

          (A) Subject to the provisions of Section 6.4, a Participant who is an Employee and has attained age 59 may withdraw all or any portion of the vested balance of his or her Accounts.

          (B) Withdrawals pursuant to this section will be charged first to the Participant's Voluntary Account, then to the Rollover Account, then to the Pre-Tax Account, then to the vested portion of the Participant's Matching Account and then to the vested portion of the Participant's Profit Sharing Account.

6.3. Other Withdrawals from Voluntary Account, Rollover Account and Profit Sharing Account.

     Subject to the provisions of Section 6.4, a Participant who is an Employee may withdraw a portion of his or her Voluntary Account, Rollover Account and Profit Sharing
     Account, subject to the following:

                    (a) The Participant's Voluntary Account balance, if any, will be charged with the total amount requested, to the extent such amount does not exceed the amount then credited to the Participant's Voluntary Account.

                   (b) If the requested withdrawal exceeds the amount that can be charged against the Participant's Voluntary Account, and the Participant has a balance in his or her Rollover Account, the Participant's Rollover Account will be charged with the amount by which the requested withdrawal exceeds the Participant's Voluntary Account balance, to the extent such excess does not exceed the amount then credited to the Participant's Rollover Account.

                  (c) If the requested withdrawal exceeds the amount that can be charged against his or her Voluntary Account and his or her Rollover Account, then the Participant's Profit Sharing Account will be charged with the amount by which the requested withdrawal exceeds his or her Voluntary Account and Rollover Account balances. The amount that may be withdrawn from the Participant's Profit Sharing Account may not exceed the lesser of:

                         (i) the amount by which the lesser of the amount set forth at (A) or (B), below, exceeds the aggregate gross amount of all previous withdrawals made by the Participant from his or her Profit Sharing
                         Account:

                              (A)  fifty  percent  (50%)  of  the
                                   vested  percentage of  his  or
                                   her Profit Sharing Account;

                              (B)  twenty-five percent  (25%)  of
                                   the    Participant's    Profit
                                   Sharing   Account   plus   the
                                   aggregate gross amount of  all
                                   previous withdrawals made from
                                   the    Participant's    Profit
                                   Sharing Account.

                         (ii) If the Participant has been participating under the Plan for less than five years, an amount such that, after the withdrawal, the remaining balance in the Participant's Profit Sharing Account is not less than the aggregate amount of contributions credited to his or her Profit Sharing Account during the two-year period ending on the date on which the withdrawal payment is made.

6.4. Rules for Withdrawals.

          (A) An application for withdrawal must be made in accordance with and is subject to Plan Rules.

          (B) A withdrawal from a particular Account will be made on a pro rata basis among all investment funds in which the Account is invested.

          (C) With respect to withdrawals under Section 6.3, only one withdrawal may be made during any Plan Year.

          (D)  The minimum amount of any withdrawal is $200.

          (E) Withdrawal distributions will be made by check drawn on the Trust as soon as administratively practicable after the Administrator's determination that a Participant is entitled to receive the withdrawal distribution and will be based on the balance of the Participant's Accounts as of the close of business on the day before the day on which the distribution is made, provided that on and after the date on which the Administrator has announced to Participants that Fingerhut stock may be distributed "in kind" and at the election of the Participant, a withdrawal distribution from the Participant's Matching Account will be made in full shares of Fingerhut Stock, with cash in lieu of any fractional share.

          (F) The provisions of Section 8.7(A) apply to any withdrawal distribution that constitutes an eligible rollover distribution within the meaning of Code section 402(c)(4).

          (G) All Voluntary Contributions and all Fund earnings or losses with respect thereto will be treated as a separate contract under the Plan for purposes of Code section 72(d) and such contributions and earnings or losses will be separately accounted for in accordance with applicable Treasury Regulations. Insofar as the Plan permitted Participants to effect in-service withdrawals from their Voluntary Accounts on May 5, 1986, notwithstanding Subsection (A) all withdrawals from such Accounts pursuant to this Section 6.3 will be deemed to be made first from the Participant's investment in the contract as of December 31, 1986, and second, from the above-referenced separate section 72(d) contract.

6.5. No Plan Loans.

     Loans to Participants are not permitted under the Plan.

                             ARTICLE
                               7.
                     VESTING AND FORFEITURES

7.1. Vesting.

          (A) Each Participant, at all times, has a fully vested nonforfeitable interest in his or her Pre-Tax Account, Voluntary Account and Rollover Account.

          (B) A Participant will acquire a fully vested nonforfeitable interest in his or her Matching Account and Profit Sharing Account upon attaining his or her Normal Retirement Date while he or she is an Employee.

          (C) A Participant will acquire a fully vested nonforfeitable interest in his or her Matching Account and Profit Sharing Account if he or she dies or becomes Disabled while he or she is an Employee.

          (D) A Participant whose employment terminates prior to his or her Normal Retirement Date other than by reason of his or her death or becoming Disabled will acquire a vested nonforfeitable interest in his or her Matching Account and Profit Sharing Account to the extent provided in the following schedule:

                                          Vested
                  Years of Vesting       Interest
                  Service

                  Less Than One Year          0%
                  One Year                   25%
                  Two Years                  50%
                  Three Years                75%
                  Four or More Years        100%

7.2. Forfeiture Upon Distribution.

          (A) If the entire vested balance of a Participant's Accounts is distributed not later than the last day of the second Plan Year following the Plan Year during which his or her employment terminates, and if the amount of such distribution was not more than $3500 or the distribution was made with the Participant's consent, the nonvested portion of the Participant's Matching Account and Profit Sharing Account will, at the time of such distribution, be forfeited. A Participant who has no vested interest in his or her Profit Sharing Account at termination of employment will be deemed to have received a distribution of the entire vested balance in such Account upon such termination.

         (B) If a Participant described in Subsection (A) (1) received a distribution of less than the entire balance of his or her Accounts, (2) resumes employment with a Participating Employer as a Qualified Employee, and (3) repays to the Trustee the full amount distributed (excluding the portion of the distribution, if any, attributable to his or her Voluntary Account) before the earlier of (a) five years following the date of reemployment as a Qualified Employee or (b) the date on which he or she incurs five consecutive One-Year Breaks in Service following the distribution, the amount of any forfeitures pursuant to Subsection (A) will be restored to the Participant's Matching Account and Profit Sharing Account, unadjusted for any changes in Fund value occurring after the distribution. The restoration will be made from forfeitures that arise for the Plan Year for which the restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer with whom the Participant was last employed as a Qualified Employee prior to resumption of employment will contribute the amount required to restore the Account. A Participant described in the last sentence of Subsection (A) who is reemployed prior to incurring five consecutive One Year Breaks in Service following the distribution will be deemed to have repaid his or her deemed distribution upon his or her reemployment as a Qualified Employee.

7.3. Other Forfeitures.

         (A) Except as provided in Section 7.2, the nonvested portion of a Participant's Matching Account and Profit Sharing Account will continue to be held in a subaccount until the Participant incurs five consecutive One-Year Breaks in Service, at which time the subaccount balance will be forfeited. If the Participant resumes employment with an Affiliated Organization prior to incurring five consecutive One-Year Breaks in Service, the subaccount will be disregarded and its balance will be included in the Participant's Matching Account and Profit Sharing Account balances.

         (B) A Participant's vested interest in his or her Profit Sharing Account and Matching Account balances following a resumption of employment in accordance with the last sentence of Subsection (A) at any given time will not be less than the amount "X" determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the balance immediately following the distribution.

7.4. Reallocation of Forfeitures.

All forfeitures occurring under this article in a Plan Year will be allocated as of the last day of the Plan Year as follows:

             (a) The forfeitures will first be applied to restore the Matching Account and Profit Sharing Accounts of Participants as provided in Section 7.2(B);

             (b) Subject to Section 13.2 any remaining forfeitures will be used by the Trustee to pay those Plan expenses designated by the Administrator; and

             (c) Any remaining forfeitures (including forfeitures of Participants' Matching Accounts) will be allocated to the Profit Sharing Accounts of those Participants (i) employed with the Participating Employer with whom the Participant whose Profit Sharing Account was forfeited was last employed and (ii) eligible to share in the Participating Employer's Profit Sharing Contribution for the Plan Year. The allocations will be made in the same manner as the Participating Employer's Profit Sharing Contribution for the Plan Year is allocated or would have been allocated had it been made.

                             ARTICLE
                               8.
                 DISTRIBUTIONS AFTER TERMINATION

8.1. Time and Form of Distribution.

          (A) Following a Participant's termination of employment, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the aggregate vested balance of the Participant's Accounts. The amount of any such distribution made in the form of a lump sum payment will be equal to the net proceeds from the liquidation of the vested balance of the Accounts in connection with the distribution. Subject to the remaining subsections of this section and Section 8.7, distribution will be made in accordance with the following provisions-

               (1) If the aggregate vested balance of the Participant's Accounts at the time of the distribution is not more than $3500, distribution to the Participant, or the Participant's Beneficiary in the case of his or her death, will be made in the form of a lump sum payment as soon as administratively practicable following the Participant's termination of employment. This clause will not apply, however, if the aggregate vested balance of the Participant's Accounts exceeded $3500 at the time of any previous distribution to the Participant.

               (2) If clause (1) does not apply, distribution to the Participant will be made in the form of a lump sum payment, non-periodic payments or installment payments as elected by the Participant in accordance with the provisions of this
               Section 8.1 and Plan Rules. The distribution will be made or commence, according to the Participant's election
               (made in accordance with Plan Rules), on or as soon as administratively practicable after such date as the Participant specifies, but not later than the date specified under Subsection (C) unless the Participant elects to defer the distribution in the manner described in Subsection (B).

               (3) Subject to clause (1) above, any distribution to the Participant's Beneficiary will be made at such time or times and in such manner as the Beneficiary elects in accordance with Subsection (E).

              (4) All distributions will be made by delivery of a check drawn on the Trust; provided that at the election of the Participant or Beneficiary, as the case may be, the number of full shares of Fingerhut Stock credited to a Participant's Matching Account immediately before the distribution will be distributed in kind, with cash in lieu of any fractional share

          (B) Subject to the provisions of the other subsections of this section, a Participant described in Subsection (A)(2) may elect to defer commencement of his or her distribution under the Plan by providing the Administrator a written, signed statement indicating in which of the available forms the benefit will be paid and specifying the date on which the payment is to be made or commence, provided, such date may not be later than April 1 of the calendar year following the calendar year in which the Participant attains age 70. Such deferral election must be provided not later than the thirtieth day (or such later date as Plan Rules may allow) after the close of the Plan Year during which there occurs the later of the Participant's termination of employment or sixty-second birthday. Plan Rules may permit a Participant to modify any such election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and Treasury Regulations thereunder and the other provisions of this section.

          (C) Except in the case of a Participant who has elected to defer his or her distribution pursuant to Subsection (B), distribution to the Participant will be made, or commence, not later than the sixtieth day following the close of the Plan Year during which there occurs the later of -

               (1)  the date of his or her termination of employment, or

               (2)  his or her sixty-second birthday.

          (D) If a Participant described in Subsection (A)(2) elects to receive his or her distribution in the form of installment payments, such installments will be substantially equal in amount and will be made on a monthly, quarterly, semi-annual or annual basis, for a period not extending beyond either the Participant's life expectancy or the life expectancy of the Participant and his or her Beneficiary; and, if the Participant's Beneficiary is not his or her spouse, the period over which such payments are to be made will be determined by reference to the applicable table of joint life expectancies set forth in Treasury Regulation section 1.401(a)(9)-2. Notwithstanding the foregoing, a Participant who is receiving installment payments may elect, in accordance with Plan Rules, to increase or decrease the amount of the installment payments or to receive a non-periodic payment of all or a portion of the Participant's remaining Account balances. Prior to April 1 of the calendar year following the calendar year during which he or she attains age 70, the Participant may elect, in writing to the Administrator, whether the life expectancies for the Participant and his or her spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment hereunder. Any such election will become irrevocable as of the date specified above. If no such election is made, the life expectancies of the Participant and his or her spouse will not be recalculated. Distribution in the form of installment payments will be made on a pro rata basis among the Accounts and investment funds in which the Accounts are invested.

         (E) Subject to Subsection (A)(1), if a Participant dies before receiving the full amount to which he or she is entitled, the amount remaining will be distributed to the Participant's Beneficiary at such time or times and in such manner as the Beneficiary elects (subject to and in accordance with Plan Rules), subject, however to the following rules:

               (1) If the Participant dies after the April 1 of the calendar year following the calendar year during which he or she has both attained age 70 and terminated employment, distribution will be made to the Beneficiary at a rate that would result in the benefit being distributed at least as rapidly as if distribution were made at the same rate as was in effect immediately prior to the Participant's death. If the Participant is a "5-percent owner" subject to the provisions of Subsection (F), then he or she shall be treated as having terminated employment upon attaining age 70.

               (2) If the Participant dies before April 1 of the calendar year following the calendar year during which he or she attains age 70, distribution will, at the Beneficiary's election, be made either -

                    (a) in a lump sum payment no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death, or

                    (b) in installments, commencing no later than December 31 of the calendar year immediately following the calendar year in which the Participant died (unless the Beneficiary is the Participant's spouse, in which case payments will begin no later than such date specified above or December 31 of the calendar year in which the Participant would have attained age 70 if he or she had lived), and being paid over a period not exceeding the Beneficiary's remaining life expectancy, (as determined on the basis of the Beneficiary's age as of the date on which payments are required to commence under this clause (2) and, if the Beneficiary is the Participant's surviving spouse, as redetermined on an annual basis if so elected by such surviving spouse).

          A Beneficiary's election with respect to the time
          and manner in which any amount remaining at the Participant's death will be distributed must be made no later than the earlier of the dates set forth in clause 2(a) and (b) above, and is irrevocable following such date. If the Beneficiary fails to make an election under clause (2), distribution will be made in the manner set forth at clause (2)(a). If the Participant's spouse is the Beneficiary and dies after the Participant's death but before distributions to such spouse have commenced, the foregoing rules will be applied as if the surviving spouse were the
          Participant, including the substitution of the surviving spouse's date of death for the Participant's date of death; provided, that the alternative commencement date in clause (2)(b) relating to the date on which the Participant would have attained age 70 had he or she lived will not be available.

          (F) Notwithstanding Subsection (C), distribution to a Participant who is a "5-percent owner," within the meaning of Code section 416, must be made or commenced not later than April 1 of the calendar year following the calendar year during which he or she attains age 70, whether or not the Participant has terminated employment, as if he or she had terminated employment. Any contribution allocated to the account of a 5-percent owner who has attained age 70 will be distributed (or distribution will be commenced subject to Subsection (G)) not later than the last day of the Plan Year following the Plan Year for which such allocation was made.

         (G) Notwithstanding any other provision of the Plan to the contrary, distributions will be made in accordance with regulations issued under Code section 401(a)(9), including Treasury Regulation section 1.401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) takes precedence over any distribution options in the Plan that are inconsistent with Code section 401(a)(9).

8.2. Beneficiary Designation.

          (A)  (1)       Each Participant may designate, on a form provided
               by the Administrator, one or more persons to be primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Except as provided in Subsection (B), no such change or revocation will require the consent of any person.

               (2)  If a Participant

                    (a)  fails to designate a Beneficiary, or

                    (b) revokes a Beneficiary designation without naming another Beneficiary, or

                    (c)  designates as Beneficiaries one or more
                    persons none of whom survives the Participant,
                    for all or any portion of the Participant's Accounts, such Accounts or portion will be distributed to the first class of the following classes of automatic Beneficiaries that includes a member surviving the Participant:

                    Participant's spouse;
                    Participant's issue, per stirpes and not per capita; Participant's parents;
                    Participant's brothers and sisters;
                    Representative of Participant's estate.

               (3)   When  used in this  section  and,
               unless the designation otherwise specifies, when used in a Beneficiary designation: the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, will become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant will be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

          (B) Notwithstanding Subsection (A), no designation of a Beneficiary other than the Participant's spouse will be effective unless such spouse consents to the designation. Any such consent will be effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.3. Assignment, Alienation of Benefits.

          (A) Except as required under a qualified domestic relations order or by the terms of any loan from the Trust, no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so will be void. No benefit under the Plan may in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

          (B) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee prior to the Participant's earliest retirement age in the form of a lump sum payment. The terms "qualified domestic relations order," "alternat payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.4. Payment in Event of Incapacity.

If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more as may be chosen by the Administrator from the following: the Beneficiaries, if any, designated by such person, the institution maintaining such person, a custodian for such person under the Uniform Transfers to Minors Act of any state or such person's spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the extent of the payment.

8.5. Payment Satisfies Claims.

Any payment to or for the benefit of any Participant, legal representative or Beneficiary in accordance with the provisions of the Plan will, to the extent of such payment, be in full satisfaction of all claims against the Trustee, the Administrator and all Affiliated Organizations, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.6. Disposition if Distributee Cannot be Located.

If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the Participant's Accounts will continue to be held in the Fund until such time as the Administrator has located the Participant or Beneficiary or the Participant or Beneficiary makes a proper claim for the benefit, as the case may be; provided, that, any Accounts not claimed within the period prescribed by applicable escheat laws will be paid to such governmental authorities, in such manner, as is specified in such laws.

8.7. Direct Rollovers and Transfers.

          (A) To the extent a distribution is an "eligible rollover distribution," within the meaning of Code section 402(c)(4), the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). The foregoing provision will not apply (1) if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200 or
          (2) if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan, and the amount to be distributed to the eligible retirement plan is less than $500.

        (B) The Company may direct the Trustee to transfer the balance of any or all of the Accounts of a Participant to the trustee of any other plan, provided

               (1)  the other plan is qualified under Code section 401(a),

               (2) the other plan satisfies the requirements set forth in Code sections 401(k) and 411(d)(6) with respect to the transferred Accounts to which such requirements are applicable, and

               (3)  the trustee is willing to accept such transfer.

                             ARTICLE
                               9.
                    CONTRIBUTION LIMITATIONS

9.1. Pre-Tax Contribution Dollar Limitation.

The aggregate amount of Pre-Tax Contributions and other "elective deferrals" (within the meaning of the Code section 402(g)(3))
under any other qualified plan maintained by any Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed $7000 (automatically adjusted for increases in the cost of living in accordance with Treasury Regulations). The limitation for any Participant who received a hardship distribution under Section 6.1 will, for the year following  the  year  in  which such distribution  was  made,  be reduced as provided in Section 6.1(C)(4). If the foregoing limitation is exceeded for any taxable year of the Participant, the Participant will be deemed to have notified the Administrator of such excess and the amount of Pre-Tax Contributions in excess of the limitation, increased by Fund earnings or decreased by Fund losses attributable to the excess determined in accordance with Section 9.5, will be distributed to the Participant. Such distribution may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which such limitation relates. The amount distributed to a Participant who has made elective deferrals for the taxable year other than pursuant to
Section 3.1 will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the taxable year following the taxable year with respect to which the Pre-Tax Contributions were made.

9.2. Actual Deferral Percentage Limitations.

          (A) Notwithstanding Section 3.1, for any Plan Year, Pre-Tax Contributions may be made on behalf of Active Participants who are Highly Compensated Employees only if the requirements of Code section 401(k)(3), as set forth in Subsection (B) are satisfied. To the extent deemed necessary by the Administrator in order to comply with such requirements, the Administrator may, in accordance with Plan Rules, prospectively decrease the rate at which a Participant's Eligible Earnings will be reduced.

(B)
               (1) The requirements of Code section 401(k)(3) will be satisfied for any Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible employees" and either of the following tests.

                    (a) The "actual deferral percentage" for eligible employees who are Highly Compensated Employees is not more than the product of the actual deferral percentage for all other eligible employees, multiplied by one and one-quarter.

                    (b) The excess of the actual deferral percentage for eligible employees who are Highly Compensated Employees over the actual deferral percentage for all other eligible employees is not more than two percentage points and the actual deferral percentage for eligible employees who are Highly Compensated Employees is not more than the product of the actual deferral percentage of all other eligible employees, multiplied by two.

                (2)  For purposes of this section,

                    (a) "eligible employee" means an Active Participant who is eligible to have Pre-Tax Contributions made on his or her behalf for the Plan Year in question or would be so eligible but for a suspension imposed under Section 6.1(C)(3); and

                   (b) "actual deferral percentage," with respect to the group of eligible employees who are not Highly Compensated Employees, is the average of the ratios, calculated separately for each eligible employee in such group, of the amount of Pre-Tax Contributions made on behalf of the eligible employee for the preceding Plan Year, to the eligible employee's Testing Wages for the preceding Plan Year, or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. If the Company so elects, the actual deferral percentage for the eligible employees who are not Highly Compensated Employees may be determined on the basis of the Plan Year's group of eligible employees and their Pre-Tax Contributions and Testing Wages for the Plan Years.
                   Except for the 1998 Plan Year, the Company may not convert to use of the prior Plan Year data without IRS consent. The actual deferral percentage with respect to the group of eligible employees who are Highly Compensated Employees is the average of the ratios, calculated separately for each eligible employee in such group, of the amount of Pre-Tax Contributions made on behalf of the eligible employee for the Plan Year, to the eligible employee's Testing Wages for the Plan Year. In computing the actual deferral percentage, the following general rules apply.

                         (i) Any Pre-Tax Contributions made on behalf of an eligible employee who is not a Highly Compensated Employee that are in excess of the limitation of
                         Section 9.1 will be excluded.

                         (ii) Any Pre-Tax Contributions that are distributed to the eligible Employee pursuant to Section 9.6(C) will be excluded.

                         (iii) Except as otherwise provided in Treasury Regulations, Pre-Tax Contributions taken into account in determining the actual contribution percentage under Section 9.3(B)(2) will be excluded.

                         (iv) To the extent determined by the Administrator, all or any portion of the Matching Contribution for the Plan Year on behalf of all or any similarly situated group of eligible employees will be included.

                        (v) Elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                        (vi) To the extent required by Treasury Regulations, elective contributions made under any other qualified cash or deferred arrangement of a qualified plan of any Affiliated Organization on behalf of any eligible employee who is a Highly Compensated Employee will be included.

          (C) If, for any Plan Year, the requirements of Subsection (B) are not satisfied, the Administrator will determine the amount by which Pre-Tax Contributions made on behalf of each eligible employee who is a Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection
          (B). The determination will be made by successively decreasing the rate of Eligible Earnings reductions for Highly Compensated Employees who, during the Plan Year, had the greatest percentage of Eligible Earnings reductions made on their behalf, to the next lower percentage, then again decreasing the percentage of such Highly Compensated Employees' Eligible Earnings reductions, together with the percentage of Eligible Earnings reductions of such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may, in his or her discretion, make such reductions in any amount, in lieu of one percent increments.

          (D) At such time as the Administrator specifies following the last day of the Plan Year for which the determination described in Subsection (B) is made, but in no case later than the last day of the following Plan Year, the excess determined pursuant to Subsection (C) will be corrected by taking either or both of the following steps.

               (1) The aggregate amount of excess Pre-Tax Contributions so determined, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be returned to Highly Compensated Employees. The amount to be returned to Highly Compensated Employees pursuant to the foregoing sentence with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to Pre-Tax Contributions that relate to such Plan Year, determined by assuming that Pre-Tax Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year. Additional amounts to be returned shall be determined by successively decreasing the amount of the Pre-Tax Contributions for the Highly Compensated Employees who, during the Plan Year, had the largest amount of Pre-Tax Contributions made on their behalf, down to the next lower amount, and continuing such procedure until an amount equal to the aggregate amount of excess Pre-Tax Contributions has been removed from the Pre-Tax Contribution Accounts of Highly Compensated Employees.

               (2) The Participating Employer will make an additional contribution for the Plan Year pursuant to Section 3.7.

          (E) To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitations described in this section separately to each group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement and those who are not included or are included in a different unit.

9.3. Actual Contribution Percentage Limitations.

          (A) Notwithstanding Section 3.2, for any Plan Year, Matching Contributions may be made on behalf of Active Participants who are Highly Compensated Employees with respect to that Plan Year only to the extent that either of the following tests is satisfied.

               (1) The "actual contribution percentage" for "eligible employees" who are Highly Compensated Employees is not more than the product of the actual contribution percentage for all other eligible employees, multiplied by one and one-quarter.

               (2) The excess of the actual contribution percentage for eligible employees who are Highly Compensated Employees over the actual contribution percentage for all other eligible employees is not more than two percentage points and the actual contribution percentage for Highly Compensated Employees is not more than the product of the actual contribution percentage for all other eligible employees, multiplied by two.

           (B)  For purposes of this section,

               (1) "eligible employee" means an Active Participant who is eligible to make Voluntary Contributions or to have Matching Contributions made on his or her behalf for the Plan Year in question or would have been so eligible if he or she had elected to make Pre-Tax Contributions for such Plan Year, or but for a suspension imposed pursuant to Section 3.1(B)(6) or 3.3(B)(4), and

               (2) the "actual contribution percentage" with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the aggregate amount of Matching Contributions made on behalf of and Voluntary Contributions made by the eligible employee for the Plan Year, to the Employee's Testing Wages for the Plan Year, or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the "actual contribution percentage" the following rules apply.

                    (a) Except as otherwise provided in Treasury Regulations, Matching Contributions taken into account in determining the actual deferral percentage under
                         Section 9.2(B)(2)(b) will be excluded.

                    (b) Matching Contributions taken into account for purposes of the minimum contribution required by
                         Section 14.3(A) will be excluded.

                    (c)  Any Matching Contributions forfeited pursuant to
                         Section 9.6(C) will be excluded.

                    (d) To the extent determined by the Administrator, all or any portion of the Pre-Tax Contributions for the Plan Year on behalf of eligible employees will be included.

                    (e) Matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax Contributions made under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                    (f) To the extent required by Treasury Regulations, matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other qualified plan of any Affiliated Organization on behalf of or by any eligible employee who is a Highly Compensated Employee will be included.

          (C) If, for any Plan Year, the requirements of Subsection (A) are not satisfied, the Administrator will determine the amount by which Voluntary Contributions made by each Highly Compensated Employee for the Plan Year and, if necessary, Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (A), such determination being made in accordance with the procedure described in Section 9.2(C) with respect to reductions of Eligible Earnings.

          (D) At such time as the Administrator specifies on or following the last day of the Plan Year for which the determination described in Subsection (B) is made, but in no case later than the last day of the following Plan Year, the excess determined pursuant to Subsection (C) will be corrected by taking one or more of the following steps.

               (1) The aggregate amount of excess Voluntary and Matching Contributions so determined with respect to Highly Compensated Employees, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to Highly Compensated Employees.
               The amount to be distributed pursuant to the foregoing sentence with respect to any Plan Year shall be determined by successively decreasing the amount of Voluntary Contributions and Matching Contributions for the Highly Compensated Employees who, during the Plan Year, had the largest amount of Voluntary Contributions and Matching Contributions made on their behalf, down to the next lower amount, and continuing such procedure until an amount equal to the aggregate amount of excess Voluntary and Matching Contributions has been removed from the Voluntary Contribution and Matching Accounts of Highly Compensated Employees.

               (2) The Participating Employer will make an additional contribution for the Plan Year pursuant to Section 3.5.

          (E) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

9.4. Multiple Use Limitation.

          (A) This section applies for any Plan Year for which the sum of the actual deferral percentage, as determined under Section 9.2(B)(2)(b), for eligible employees who are Highly Compensated Employees plus the actual contribution percentage, as determined under Section 9.3(B)(2), for eligible employees who are Highly Compensated Employees, exceeds the "aggregate limit." For purposes of this subsection, the aggregate limit is the greater of:

               (1)  The sum of:

                    (a) the product of one and one-quarter, multiplied by the greater of:

                         (i) the actual deferral percentage, as determined under Section 9.2(B)(2)(b), for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                         (ii) the actual contribution percentage, as determined under Section 9.3(B)(2), for the Plan Year for eligible employees who are not Highly Compensated Employees;

               plus

                    (b) the sum of two percentage points plus the lesser of the actual deferral percentage determined under item
                         (i) of clause (a) above or the actual contribution percentage determined under item (ii) of clause (a) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage;

          or

               (2)  The sum of:

                    (a) the product of one and one-quarter, multiplied by the lesser of:

                         (i) the actual deferral percentage, as determined under Section 9.2(B)(2)(b), for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                         (ii) the actual contribution percentage, as
                              determined under Section 9.3(B)(2), for the Plan Year for eligible employees who are not Highly Compensated Employees;
               plus

                     (b) the sum of two percentage points plus the greater of the actual deferral percentage determined under item (i) of clause (a) above or the actual contribution percentage determined under item (ii) of clause (a) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage.

          (B) If, for any Plan Year, the calculations under Subsection (A) require that this section be applied, the Administrator will determine the amount by which Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year causes the excess amount determined under Subsection (A), such determination being made in accordance with the provisions of
          Section 9.3(C). At such time as the Administrator specifies on or following the last day of the Plan Year for which such determination is made, but in no case later than the last day of the following Plan Year, the excess will be corrected by taking any one or more of the steps described in Sections 9.2(D) and 9.3(D).

          (C) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement.

9.5. Earnings on Excess Contributions.

The amount of Fund earnings or losses with respect to contributions returned to a Participant pursuant to the provisions of this article is an amount equal to the product of the total earnings or losses for the Participant's Account to which the excess contributions were credited for the Plan Year, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings credited to that Account, or increased by the amount of losses debited to that Account, for the Plan Year.

9.6. Aggregate Defined Contribution Limitations.

          (A) Notwithstanding any contrary provisions of this Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions" with respect to the Participant for the Plan Year to exceed the lesser of:

               (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins); and

               (2) 25 percent of the Participant's Section 415 Wages for the Plan Year.

          (B) For purposes of Subsection (A), the "annual additions" with respect to a Participant for a Plan Year are the sum of -

               (1) the aggregate amount of Pre-Tax, Matching, Voluntary and Profit Sharing Contributions and forfeitures allocated for the Plan Year to the Participant's Accounts under the Plan for the Plan Year (including any Pre-Tax Contributions, Matching Contributions and Voluntary Contributions that are distributed pursuant to Section 9.2, 9.3 or 9.4, but excluding any Pre-Tax Contributions in excess of the limitation of Section 9.1 that are distributed to the Participant by the April 15 following the Plan Year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated for the Plan Year to the Participant's accounts under the Fingerhut Corporation's Fixed Contribution Retirement Plan and any other qualified defined contribution plan maintained by any Affiliated Organization; plus

               (2) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" (as defined in Section 14.3(C)), to the extent required under Code section 419A(d)(1).

          (C)

               (1) If the Administrator determines that the limitation under Subsection (A) may otherwise be exceeded for a Plan Year, to the extent necessary to prevent such excess from occurring, the amount of a Participant's Pre-Tax Contributions will be prospectively reduced.

               (2) If a further reduction of contributions is required, the amount of the Matching Contribution that would otherwise be allocated to the Participant's Matching Account will be reduced and then the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participant's Profit Sharing Account will be reduced and the aggregate amount of the Matching Contribution and Profit Sharing Contribution for the Plan Year will be reduce by the same amount.

               (3) If, in spite of such reductions and as a result of reasonable error in estimating the amount of the Participant's Eligible Earnings or Section 415 Wages for the Plan Year, a reasonable error in determining the amount of Pre-Tax Contributions or other elective deferrals within the meaning of Code section 402(g)(3) permitted under Code Section 415 or other circumstances specified in Treasury Regulations, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess, the amount of Voluntary Contributions made by the Participant, together with earnings on such contributions, will be returned to the Participant and then, the amount of Pre-Tax Contributions made for the Participant, together with earnings on such contributions, will be distributed to the Participant and any Matching Contributions attributable to the amount so distributed, together with earnings on such contributions,will be forfeited and applied as provided in Section 3.2(D).

9.7. Aggregate Defined Contribution/Defined Benefit Limitations.

          (A) In no event will the amount of a Participant's annual additions under the Plan for any Plan Year beginning before January 1, 2000 exceed an amount that would cause the decimal equivalent of the sum of the "defined benefit fraction" plus the "defined contribution fraction" to exceed one.

          (B) The "defined benefit fraction" is a fraction, the numerator of which is the Participant's aggregate projected annual benefit under all qualified defined benefit pension plans maintained by any Affiliated Organization (determined as of the end of the Plan
          Year), and the denominator of which is the lesser of:

               (1) 125 percent of the maximum dollar benefit limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins; and

               (2) 140 percent of the average Section 415 Wages of the Participant during the three consecutive Plan Years during which he or she was a Participant in any such defined benefit pension plan that produce the highest average.

          (C) The "defined contribution fraction" is a fraction, the numerator of which is the sum of the annual additions with respect to the Participant for the Plan Year under this Plan and any other qualified defined contribution plans maintained by an Affiliated Organization, determined in the manner described in
          Section 9.6, and the denominator of which is the aggregate of the lesser of:

               (1) 125 percent of the maximum annual addition dollar limit in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins; and

               (2) 140 percent of 25 percent of the Participant's Section 415 Wages for the Plan Year,

               applied for all years during which the Participant was an Employee, without regard to whether there was a qualified defined contribution plan in effect during all such years.

          (D) If the annual additions that would otherwise be made with respect to a Participant for a Plan Year would cause the limitation of Subsection (A) to be exceeded, the Participant's benefit under one or more qualified defined benefit pension plans maintained by an Affiliated Organization will, to the extent provided in such plans, be reduced to the extent necessary to prevent such excess from occurring, and, if a sufficient reduction cannot be made under such plans, the provisions of
          Section 9.6(C) will be applied to reduce the amount of the annual additions to the Participant's Accounts under this Plan for such Plan Year to the extent necessary to prevent such excess.

9.8. Administrator's Discretion.

Notwithstanding the foregoing provisions of this article, the Administrator may, in his or her discretion, apply the provisions of Sections 9.1 through 9.7 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections, and the Administrator's good faith application of Treasury Regulations will be binding on all Participants and Beneficiaries.

                             ARTICLE
                               10.
                          SERVICE RULES

10.1.     Computation Period.

The "Computation Period" is -

                         (a) for the purpose of determining whether an Employee has completed one year of Eligibility Service, the 12-month period commencing with the date on which he or she first completes an Hour of Service of the type specified at
                              Section 10.4(A)(1) and, thereafter, Plan Years, commencing with the Plan Year that includes the first anniversary of such date; and

                         (b) for the purpose of determining the extent of an Employee's Vesting Service, Plan Years.

If an Employee who terminates employment before completing at least one year of Eligibility Service again becomes an Employee after the end of the Computation Period of the type described in clause (a) during which he or she terminated employment, his or her previous service will be disregarded in determining his or her new Computation Period pursuant to clause (a).

10.2.     Eligibility Service.

The term "Eligibility Service" with respect to an Employee means the aggregate number of Computation Periods of the type specified at clause (a) of Section 10.1 during each of which the Employee completes at least 1000 Hours of Service.

10.3.     Vesting Service.

The term "Vesting Service" with respect to an Employee means, except as otherwise provided in Section 10.6, the aggregate number of Computation Periods of the type specified at clause (b) of Section 10.1 during each of which the Employee completes at least 500 Hours of Service. In addition, solely for the purpose of determining the Vesting Service of a Participant who ceases to be an Employee in connection with the disposition of an Affiliated Organization or a substantial amount of the operating assets of an Affiliated Organization, the former Affiliated Organization or the entity that purchased the assets will be deemed to be an Affiliated Organization until the Participant's first termination of employment with the former Affiliated Organization or entity that purchased the assets following the disposition.

10.4.     Hour of Service.

          (A) Subject to the remaining subsections of this section, the term "Hour of Service," with respect to an Employee, includes and is limited to -

               (1) each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

               (2) each hour for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

               (3) each hour for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee on account of his or her military service or similar duties;

               (4) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause (1) or (2) will not also be taken into account under this clause (4); and second, that Hours of Service taken into account under this clause (4) that relate to periods specified in clause (2) will be subject to the rules under Subsection (B); and

               (5) each hour for which an Employee is not performing duties on account of disability whether or not such Employee is actually paid or entitled to payment for such period of time.

          (B) The following rules will apply for purposes of determining the Hours of Service completed by an Employee under Subsection
          (A)(2) and (A)(5):

               (1) No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period).

               (2) No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period.

               (3) The Employee will not be credited with hours for which payments are made solely to reimburse medical or medically related expenses.

               (4) A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums.

               (5) If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in Subsection (D)(1), the number of Hours of Service to be credited will be the number of equivalent hours determined under Subsection (D)(1) that are included in the units of time on the basis of which the payment is calculated.

               (6) If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

          (C)  Hours of Service will be credited -

               (1)  in the case of Hours of Service described in Subsection
               (A)(1), to the Computation Period in which the duties are performed;

               (2)  in the case of Hours of Service described in Subsection
               (A)(2) and (A)(5), to the Computation Period or Periods in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the Hours of Service will not be allocated between more than the first two Computation Periods of such period;

               (3)  in the case of Hours of Service described in Subsection
               (A)(3), to the Computation Period or Periods determined by the Administrator in accordance with the applicable federal law; and

               (4)  in the case of Hours of Service described in Subsection
               (A)(4), to the Computation Period or Periods to which the award or agreement for back pay pertains.

          (D) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time -

               (1) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each week during which he or she completes at least one Hour of Service;

               (2) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

          (E) Notwithstanding the foregoing provisions of this section, an individual will be credited with the number of Hours of Service he or she completes, determined in the manner specified in Subsections (A) through (E),

               (1) while, although not an Employee, he or she is considered to be a "leased employee" of an Affiliated Organization or of a "related person" (within the meaning of Code sections 414(n)(2) and 144(a)(3)), respectively, and

               (2) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o).

10.5.     One-Year Break in Service.

An Employee will incur a "One-Year Break in Service" if the Employee fails to complete at least 500 Hours of Service during a Computation Period; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under
Section 10.4, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such hours of service cannot be determined, eight hours of service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, due to -

                    (a)  the Employee's pregnancy,

                    (b)  the birth of the Employee's child,

                    (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

                    (d) the Employee's caring for such child for a period beginning immediately following such birth or placement; provided, first, that the total number of such additional Hours of Service taken into account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Computation Period in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Computation Period or, if a One-Year Break in Service for such Computation Period would not be so prevented, such additional Hours of Service will be credited to the Computation Period following the Computation Period during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited unless the Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for one of the reasons set forth at items (a) through (d). In addition, an Employee will be credited with Hours of Service for the purpose of determining whether he or she has incurred a One-Year Break in Service to the extent required by the Family and Medical Leave Act of 1993.

10.6.     Loss of Service.

If an Employee terminates employment and experiences at least five consecutive One-Year Breaks in Service with respect to his or her Vesting Service, then:

                    (a) if the Employee had a vested interest in any Account prior to the Breaks in Service,

                         (i) Vesting Service completed prior to such Breaks in Service will be taken into account in determining his or her vested interest in his or her Accounts attributable to contributions made for periods after the Breaks in Service, and

                         (ii) the extent of the Employee's vested interest in
                              his or her Accounts as determined under Section
                              7.1 prior to the Breaks in Service will not be increased by Vesting Service completed following the Breaks in Service;
                    or

                    (b) if the Employee had no vested interest in any Account prior to the Breaks in Service, the Employee's Vesting Service completed prior to the Breaks in Service will not be taken into account for any purpose under the Plan.

10.7.     Pre-Acquisition Service.

Service with an Affiliated Organization prior to the date on which it became an Affiliated Organization (or, with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be taken into account under this Plan only if, to the extent and for the purposes, provided in any agreement pursuant to which it became an Affiliated Organization (or such business or assets were acquired) or as provided by resolution of the Company's Board. If such Hours of Service are to be taken into account, unless otherwise specifically provided in such agreement or resolution, such Hours of Service will be determined in accordance with the provisions of this article. If less than the entire period of employment with an Affiliated Organization prior to its becoming such (or with another entity prior to the acquisition of its business or assets) is to be taken into account, the extent to which such period of employment is to be taken into account will be specified in an exhibit to the Plan.

10.8.     Transition from Elapsed Time.

          (A) Eligibility Service. Employees who were employed by an Affiliated Organization prior to July 1, 1997 will receive credit for Eligibility Service as follows:

               (1) Each Employee will be credited with a number of years of Eligibility Service equal to the number of one year periods of Recognized Service credited to the Employee under the Plan as of July 1, 1997; and

               (2) For the Computation Period which includes June 30, 1997, each Employee employed on such date will receive credit for 1000 Hours of Service for the fractional period of service as of July 1, 1997.

          (B) Vesting Service. The amendment of the Plan converting from the elapsed time method to the general method of counting Hours of Service will be effective January 1, 1998, with the provisions of the Plan regarding Recognized Service continuing through January 1, 1998. Employees who are employed by an Affiliated Organization on or prior to December 31, 1997 will receive credit for Vesting Service as follows:

               (1) Each Employee will be credited with a number of years of Vesting Service equal to the number of one year periods of Recognized Service credited to the Employee as of January 1, 1998.

               (2) On and after January 1, 1998 each Employee will receive credit for Vesting Service based on all Hours of Service credited during a Computation Period.

                             ARTICLE
                               11.
               ADOPTION, AMENDMENT AND TERMINATION

11.1.     Adoption by Affiliated Organizations.

An Affiliated Organization may adopt this Plan and become a Participating Employer with the prior approval of the Administrator by furnishing to the Administrator a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be authorized by the Company's Board in advance or be ratified by such Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan.

11.2.     Authority to Amend and Procedure.

          (A) The Company reserves the right to amend the Plan at any time, to any extent that it may deem advisable. Each amendment will be stated in a written instrument, approved in advance or ratified by the Company's Board and executed in the name of the Company by its President or Vice President and attested by the Secretary or Assistant Secretary. On and after the effective date of the amendment, all interested parties will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected by Code section 411(d)(6), except that any amendment that is required to conform the Plan with government regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

          (B) If the schedule for determining the extent to which benefits under the Plan are vested is changed, each Participant with at least three years of Vesting Service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of (1) the date such change is adopted, (2) the date such change becomes effective or (3) the date the Participant is issued notice of such change by the Administrator or the Trustee. Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

          (C) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided otherwise by a subsequent amendment, continue to apply to such Participant.

11.3.     Authority to Terminate and Procedure.

The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety as of the date specified in a written instrument adopted and executed in the manner of an amendment.
The Plan will terminate with respect to a particular Participating Employer as of the date specified by the Participating Employer in a written instrument approved in advance or ratified by the Participating Employer's Board and executed in the name of the Participating Employer by two duly authorized officers.

11.4.     Vesting Upon Termination, Partial Termination or
          Discontinuance of Contributions.

Upon termination of the Plan or upon the complete discontinuance of contributions by all Participating Employers, to the extent required by Code section 411(d)(3) and Treasury Regulations thereunder, the Accounts of each affected Participant will, to the extent funded, vest in full. Upon a partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will, to the extent funded, vest in full.

11.5. Distribution Following Termination, Partial Termination or Discontinuance of Contributions.

After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided by Article 8 as if such event had not occurred or, if the Administrator so directs in accordance with Treasury Regulations, will distribute to each Participant the entire balance of his or her Accounts.

                             ARTICLE
                               12.
          DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS

The definitions and the rules of construction and interpretations set forth in this article will be applied in construing this instrument unless the context otherwise indicates.

12.1.     Account.

An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

12.2.     Active Participant.

An  "Active  Participant" is a Participant  who  is  a  Qualified
Employee.

12.3.     Administrator.

The "Administrator" of the Plan is the Company or the person to whom administrative duties are delegated pursuant to Section
13.1, as the context requires.

12.4.     Affiliated Organization.

An "Affiliated Organization" is the Company and:

           (a)   any corporation that is a member of a controlled
group  of corporations (within the meaning of Section 1563(a)  of
the   Code  without  regard  to  Code  sections  1563(a)(4)   and
1563(e)(3)(C)) that includes the Company;

            (b)    any   trade  or  business  (whether   or   not
incorporated)  that  is controlled (within the  meaning  of  Code section 414(c)) by the Company;

           (c)   any  member  of  an "affiliated  service  group"
(within the meaning of Code section 414(m)) of which the Company is a member; or

           (d) any other organization that, together with the Company, is treated as a single employer pursuant to Code section
414(o) and Treasury Regulations;

provided, that, for purposes of applying the limitations set forth at Sections 9.6 and 9.7 of the Plan, Code section 1563(a) will be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears.

12.5.     Board.

The "Board" is the board of directors of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors in question.

12.6.     Beneficiary.

A "Beneficiary" is a person designated or otherwise determined under the provisions of Section 8.2 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he or she is entitled under the Plan have been distributed.

12.7.     Code.

The "Code" is the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision as it may be amended from time to time and to any successor provision.

12.8.     Company.

The "Company" is Fingerhut Corporation, any successor which will maintain this Plan and any predecessor that has maintained this Plan.

12.9.     Disabled.

A Participant will be considered to be "Disabled" only if the Administrator determines that, by reason of illness, bodily injury or disease, he or she is unable to perform any occupation for remuneration or profit and the disability is likely to be of long and indefinite duration or to result in death.

12.10.    Effective Date.

The "Effective Date" of the Plan is January 15, 1960.

12.11.    Eligible Earnings.

          (A) The "Eligible Earnings" of a Participant from a Participating Employer for any Plan Year is the sum of all remuneration paid to the Participant by the Participating Employer during the portion of a Plan Year in which he or she is an Active Participant that is reportable in the "wages, tips, other compensation" box of Internal Revenue Form W-2, excluding (to the extent otherwise included) bonuses paid under a long-term incentive compensation plan, severance payments, taxable fringe benefits, taxable lump sum moving expenses and other items of an unusual or nonrecurring nature specified in Plan Rules, increased by amounts that are deferred under Section 3.1 as Pre-Tax Contributions and amounts by which a Participant's wages or salary is reduced under a Code section 125 cafeteria plan.

          (B) Notwithstanding Subsection (A), in no event will a Participant's Eligible Earnings for any Plan Year be taken into account to the extent they exceed $150,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 401(a)(17) for the calendar year during which the Plan Year begins).

12.12.    Employee.

An  "Employee"  is  an individual who performs  services  for  an
Affiliated   Organization  as  a  common-law  employee   of   the
Affiliated Organization.

12.13.    Fingerhut Stock.

"Fingerhut   Stock"  means  common  stock  issued  by   Fingerhut
Companies, Inc.

12.14.    Fund.

The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

12.15.    Governing Law.

To the extent that state law is not preempted by provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other laws of the United States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

12.16.    Headings.

The headings of articles and sections are included solely for convenience. If there is a conflict between the headings and the text, the text will control.

12.17.    Highly Compensated Employee.

          (A) A "Highly Compensated Employee" for any Plan Year is any employee who -

               (1) at any time during such Plan Year or the preceding Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization, or

               (2)  during the preceding Plan Year -

                    (a) had compensation in excess of $80,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins), and

                    (b) had compensation which exceeded the compensation of at least 80 percent of all employees, excluding, for purposes of determining the number of employees in such group but not for purposes of determining the specific employees comprising the group, all employees who

                         (i) have completed less than six months of service with the Affiliated Organizations,

                        (ii) normally work fewer than 17 hours per week for the Affiliated Organizations,

                        (iii)     normally work for the Affiliated
                        Organizations during not more than six months during any calendar year, or

                        (iv) have not attained age 21.

          (B)  For purposes of this section,

               (1) an "employee" is any individual who is not described in clause (b) of Section 12.31 and who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as

                    (a)  a common law employee,

                    (b)  an employee pursuant to Code section 401(c)(1), or

                    (c) a leased employee who is treated as an employee of an Affiliated Organization pursuant to Code section 414(n)(2) or 414(o)(2), and

               (2)  "compensation" for any Plan Year means an employee's
               Section 415 Wages for the Plan Year (increased for any Plan Year beginning before January 1, 1998 by the amount of any reductions to the employee's compensation for the period in connection with an election by the employee made pursuant to a plan maintained by an Affiliated Organization under Code section 125 or 401(k)).

12.18.    Matching Account.

The  "Matching  Account" is the account established  pursuant  to
Section 4.1(b) to evidence Matching Contributions made on behalf of a Participant.

12.19.    Matching Contributions.

"Matching  Contributions" means contributions  made  pursuant  to
Section 3.2 or 3.6.

12.20.    Normal Retirement Date.

The "Normal Retirement Date" of a Participant is the day on which he or she attains age 60.

12.21.    Number and Gender.

Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

12.22.    Participant.

A "Participant" is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article 2 and has not ceased to be a Participant pursuant to Section 2.6.

12.23.    Participating Employer.

A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Employees or upon its ceasing to be an Affiliated Organization.

12.24.    Plan.

The "Plan" is the Fingerhut Corporation Profit Sharing Plan established and maintained by this instrument, as from time to time amended.

12.25.    Plan Rule.

A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator.

12.26.    Plan Year.

A "Plan Year" is the calendar year.

12.27.    Pre-Tax Contribution Account.

The "Pre-Tax Contribution Account" is the account established pursuant to clause (a) of Section 4.1 to evidence Pre-Tax
Contributions made on behalf of a Participant.

12.28.    Pre-Tax Contributions.

"Pre-Tax  Contributions"  means contributions  made  pursuant  to
Section 3.1.

12.29.    Profit Sharing Account.

The "Profit Sharing Account" is the Account established pursuant to Section 4.1(c) to evidence Profit Sharing Contributions made on behalf of a Participant.

12.30.    Profit Sharing Contributions.

"Profit Sharing Contributions" means contributions made pursuant to Section 3.3 or 3.5.

12.31.    Qualified Employee.

A "Qualified Employee" is an Employee who is a common-law employee of a Participating Employer (as classified by the Participating Employer at the time the services are performed without regard to any subsequent reclassification), excluding, however, any such person who -

                    (a) is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and the Participating Employer, and who is not, as a result of such bargaining, specifically covered by this Plan; or

                    (b) is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); or

                    (c) performs services for the participating Employer outside the continental United States (including Alaska) or Hawaii, or has his or her principal base of operations to which he or she frequently returns outside the continental United States (including Alaska) or Hawaii, other than while on a temporary assignment for the Participating Employer.
                         For purposes of this section only, a collective bargaining agreement will be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

12.32.    Rollover Account.

The "Rollover Account" is the account established pursuant to clause (e) of Section 4.1 to evidence the amounts, if any, rolled over from an individual retirement arrangement or another qualified plan, or transferred directly from another qualified plan with respect to a Participant, pursuant to Section 3.4.

12.33.    Section 415 Wages.

          (A) An individual's "Section 415 Wages" for any period is the sum of his or her remuneration for the period from all Affiliated Organizations that constitutes "compensation" within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder.

          (B) Notwithstanding Subsection (A), the Administrator may, in his or her discretion, for any Plan Year, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such Plan Year; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any Plan Year.

          (C) For any Plan Year beginning before January 1, 1998, Section 415 Wages will not include the amount by which a Participant's compensation is reduced under Code section 125 or 401(k).

12.34.    Spousal Consent.

Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if

                    (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

                   (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

12.35.    Termination of Employment.

          (A) For purposes of determining entitlement to a distribution under this Plan, a Participant will be deemed to have terminated employment only if he or she has completely severed his or her employment relationship with all Affiliated Organizations or become Disabled. Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming disabled, or any other leave of absence will constitute a termination of employment.

         (B) A Participant will be deemed to have terminated employment in conjunction with the disposition of all or any portion of the business operation of an Affiliated Organization which is a disposition of a subsidiary or of substantially all of the assets used in a trade or business of an Affiliated Organization within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) are satisfied.

         (C) A Participant who, in conjunction with the disposition of all or any portion of a business operation of an Affiliated Organization which is not described in Subsection (B), transfers employment to the acquirer of such business operation or to any affiliate of such acquirer will not be considered to have terminated employment. If a Participant is deemed to have continued employment by reason of the preceding sentence, such sentence will continue to apply to such Participant in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquirer or any subsequent acquirers which is not a disposition of a subsidiary of such acquirer or of substantially all of the assets used in a trade or business of such acquirer within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) are satisfied. Except in conjunction with such a disposition of a subsidiary or substantially all of the assets used in a trade or business of the seller, such a Participant will be considered to have terminated employment only when he or she has severed the employment relationship with all such acquirers and their affiliates.

12.36.    Testing Wages.

          (A)  An individual's "Testing Wages" for any period is his or her
          Section 415 Wages for the period (increased for any Plan Year beginning before January 1, 1998 by the amount by which a Participant's compensation for the period is reduced in connection with an election by the individual under a plan maintained by an Affiliated Organization pursuant to Code section 125 or Code section 401(k)).

          (B) In no event will an individual's Testing Wages for any Plan Year be taken into account to the extent it exceeds $150,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 401(a)(17) for the calendar year during which the Plan Year begins).

          (C) The Administrator may, in his or her discretion, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury regulations thereunder; provided, that for each purpose under this Plan, the Administrator's determination will be uniform throughout any Plan Year.

12.37.    Treasury Regulations.

"Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

12.38.    Trust.

The "Trust" that is created by the Company for purposes of implementing benefits under the Plan, and may, as from time to time amended, be referred to as the "Fingerhut Plans Master
Trust."

12.39.    Trustee.

The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

12.40.    Voluntary Contributions.

"Voluntary Contributions" means contributions made pursuant to the provisions of the Plan in effect prior to July 1, 1997.

12.41.    Voluntary Account.

"Voluntary Account" is the account established and maintained under Section 4.1(d) to evidence the amount of a Participant's
Voluntary Contributions, if any, made to the Plan.

                             ARTICLE
                               13.
                     ADMINISTRATION OF PLAN

13.1.     Administrator, Named Fiduciary.

The general administration of the Plan and the duty to carry out its provisions will be vested in the Company, which will be the "named fiduciary" of the Plan for purposes of the Employee Retirement Income Security Act of 1974. Except in cases where the Plan expressly requires action on behalf of the Company to be taken by its Board of Directors, action on behalf of the Company may be taken by any of the following:

               (1)  Board of Directors of the Company;

               (2)  the President and Chief Operating Officer of the Company;

               (3) any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by resolution of its Board of Directors, but action of such person or persons, or committee shall be within the scope of said allocation;

               (4) any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by written instrument executed by the President and Chief Operating Officer of the Company, but action of such person or persons or committee shall be within the scope of said allocation. A copy of each such written instrument shall be delivered to the secretary of the Company and filed with its permanent records.

13.2.     Compensation and Expenses.

An Employee performing administrative duties in connection with the Plan will receive no compensation from the Fund for such services, but may be reimbursed from the Fund for all sums reasonably and necessarily expended in the performance of such duties. The Administrator may retain such independent accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan and may pay reasonable compensation from the Fund for such services. Any such reimbursement or compensation and all other costs of administering the Plan will, to the extent not paid by the Participating Employers, be paid by the Trustee from the Fund upon statements issued by the Administrator.

13.3.     Plan Rules.

The Administrator has the discretionary power to make, amend and rescind such Plan Rules as he or she deems to be necessary or advisable. Plan Rules will be uniform and nondiscriminatory with respect to persons determined by the Administrator to be similarly situated.

13.4.     Administrator's Discretion.

The Administrator has the discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the provisions of the Plan and Plan Rules, including the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous Account balances. In the exercise of discretionary powers, the Administrator will treat all persons determined by the Administrator to be similarly situated in a uniform and nondiscriminatory manner.

13.5.     Indemnification.

The Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of any Affiliated Organization against any and all liabilities, losses, costs and expenses
(including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

13.6.     Benefit Claim Procedure.

If a request for a benefit by a Participant or Beneficiary of a deceased Participant is denied in whole or in part, he or she may, within 30 days after receipt of notice of the denial, file with the Administrator a written claim objecting to the denial. (Such a claim must be made to the Administrator prior to filing any sort of lawsuit.) Not later than 90 days after receipt of such claim, the Administrator will render a written decision on the claim to the claimant. If the claim is denied in whole or in part, such decision will include: the reasons for the denial; a reference to the Plan provision that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the Plan's claim procedure. Not later than 60 days after receiving the Administrator's written decision, the claimant may file with the Administrator a written request for review of the Administrator's decision, and the claimant or the representative may thereafter review Plan documents that relate to the claim and submit written comments to the Administrator. Not later than 60 days after the Administrator's receipt of the request for review, the Administrator will render a written decision on the claim, which decision will include the specific reasons for the decision, including reference to specific Plan provisions where appropriate. The 90- and 60-day periods during which the Administrator must respond to the claimant may be extended by up to an additional 90 or 60 days, respectively, if circumstances beyond the Administrator's control so require and if notice of such extension is given to the claimant. A claimant must exhaust the procedure described in this section before making any claim of entitlement to benefits or objecting to any claim denial in any court or other proceeding.

13.7.     Correction of Errors.

If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with such Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

                             ARTICLE
                               14.
                          MISCELLANEOUS

14.1.     Merger, Consolidation, Transfer of Assets.

If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

14.2.     Limited Reversion of Fund.

          (A) Except as provided in Subsection (B), no corpus or income of the Trust will at any time revert to Participating Employer or be used other than for the exclusive benefit of Eligible Employees, Participants and Beneficiaries by paying benefits and, if applicable, administrative expenses of the Plan.

          (B)  Notwithstanding any contrary provision in the Plan,

               (1) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Section 401(a) of the Code and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to such Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan, as adopted by that Participating Employer, is not qualified or the Trust is not tax exempt; provided, that the Participating Employer requests such determination within a reasonable time after adoption of the Plan, and the repayment by the Trustee to such Participating Employer is made within one year after the date of denial of qualification of the Plan; and

               (2) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to such Participating Employer upon the Participating Employer's written request; provided, that such repayment is made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. The amount returned to the Participating Employer will not include any investment gains or earnings but will be reduced by any investment losses. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

14.3.     Top-Heavy Provisions.

          (A)

               (1) Notwithstanding the provisions of Sections 3.1, 3.2 and 3.3, for any Plan Year during which the Plan is a top-heavy plan, the amount of contributions (excluding Pre-Tax Contributions) made and allocated for such Plan Year on behalf of each Active Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Testing Wages for the Plan Year, must be at least equal to the lesser of

                    (a)  three percent, or

                    (b) the largest percentage of such Testing Wages at which contributions (including Pre-Tax Contributions) are made and allocated on behalf of any key employee for such Plan Year.


               (2) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (1) will be applied for such Plan Year

                    (a) by taking into account the employer contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans;

                    (b) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of -

                         (i) the Participant's average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                        (ii) the lesser of (A) two percent per year of service,
                             disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan, or (B) 20 percent.

          (B)  For purposes of Subsection (A),

               (1)

                    (a) The Plan will be a "top-heavy plan" for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

                    (b) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                         (i) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                         (ii) Amounts transferred or rolled over from a plan
                              not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                        (iii) The Account balances of any key employee and any
                              employee who is not a key employee who has not performed an Hour of Service of the type specified in Section 10.4(A)(1) at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                         (iv) The terms "key employee" and "employee" will
                              include the Beneficiaries of such persons who have died.

               (2)

                    (a) Notwithstanding the provisions of clause (1), this Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (1).

                    (b) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

                   (c) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

               (3) The "required aggregation group" consists of (i) each plan of an Affiliated Organization in which a key employee participates, and (ii) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) and 410.

               (4) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

               (5) For purposes of applying clauses (2), (3) and (4) of this Subsection (B), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

          (C) A "key employee" is any individual who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

               (1) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose compensation for such Plan Year exceeds 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 individuals or (b) the greater of (i) three individuals or
               (ii) ten percent of the number of the Affiliated Organization employees, excluding for purposes of determining the number of such officers, any employees that are excluded pursuant to
               Section 12.17(A)(2)(b);

               (2) The owner of an interest in the Affiliated Organization, that is not less than the interest owned by at least ten other individuals employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her compensation for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

              (3) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization stock; or

              (4) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose compensation for such Plan Year exceed $150,000.

           For   purposes  of  this  Subsection  (C),   the   term
           "compensation"  has  the same  meaning  as  in  Section 12.17(B)
           (2) and ownership of an Affiliated Organization stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

          (D) If an Affiliated Organization maintains a qualified defined contribution plan and a qualified defined pension plan, the limitation on combined contributions and accrued benefits will be adjusted by substituting "100 percent" for "125 percent" in the definitions of the defined benefit fraction and the defined contribution fraction in Section 9.7; provided, first, that this Subsection (D) will be applied prospectively only to prohibit additional contributions allocated, and forfeitures reallocated, to and defined benefit accruals for, a Participant and will not reduce any allocations or reallocations made to, or benefits accrued for, such Participant prior to the Plan Year for which it first becomes effective; and, second, that if the Plan would not be a top heavy plan if "90 percent" were substituted for "60 percent" in clause (1)(a) of Subsection (B), this Subsection (D) will not apply if -

               (1) the aggregate employer contribution (other than elective contributions) under all such qualified defined contribution plans on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year is not less than seven and one-half percent of his or her Testing Wages for the Plan Year, or

              (2) the accrued benefit for each Participant under the qualified defined benefit pension plan is not less than the benefit described in Subsection (A)(2)(b), applied by substituting "3 percent" for "2 percent" in item (A) of clause
              (ii) and "30 percent" for "20 percent" in item (B) of clause
              (ii).

14.4.     No Employment Rights Created.

The establishment and maintenance of the Plan neither give any Employee a right to continuing employment nor limit the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

14.5.     Special Provisions.

Special  provisions  of  the  Plan  applicable  only  to  certain
Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

14.6.     USERRA.

          (A) The provisions of this Section 14.6 apply only to a Qualified Employee whose reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and are intended to comply with the requirements of Code section 414(u).

          (B) Notwithstanding any other provisions of this Plan to the contrary, any Qualified Employee who leaves the employ of a Participating Employer for qualified military service and returns to employment with a Participating Employer will be entitled to the restoration of benefits under this Plan which would have accrued but for the Qualified Employee's absence due to qualified military service.

          (C) The Qualified Employee shall be entitled to make Voluntary Contributions to the Plan subject only to the limitations of the Plan with respect to Voluntary Contributions applicable for the Plan Year to which the contribution relates and not those applicable to the Plan Year in which the contribution is made.

          (D) The Participating Employer shall make Pre-Tax Contributions to the Plan on behalf of the Qualified Employee for the Plan Years during which the Qualified Employee has qualified military service in the amount by which the Participant's Eligible Earnings have been reduced in accordance with Section 3.1 and the following additional rules:

               (1) the Qualified Employee may elect to make additional reductions of his Eligible Earnings subject to the maximum amount the Employee may have reduced his or her Eligible Earnings during the period of qualified military service;

               (2) the Employee may elect to reduce his Eligible Earnings under this Section 14.6(D) at any time during the period which begins on his or her date of reemployment and has the same length as the lesser of five years or the period of the Employee's qualified military service multiplied by three;

               (3) the additional Pre-Tax Contributions under this Section 14.6(D) are not subject to the Actual Deferral Percentage Limitation of Section 9.2.

          (E) The Participating Employer will make any additional Matching Contributions with respect to the Qualified Employee's Pre-Tax Contributions under Section 3.2 which would have been required if such Pre-Tax Contributions had actually been made during the Qualified Employee's period of qualified military service. These additional Matching Contributions are not subject to the Actual Contribution Percentage Limitations of Section 9.3.

          (F) The Participating Employer's obligation to contribute restored benefits to the Plan on behalf of a reemployed Qualified Employee is subject to the following rules and conditions:

               (1) the Qualified Employee shall not be treated as having incurred a One-Year Break in Service within the meaning of
               Section 10.5 by reason of his or her qualified military service;

               (2) any period of qualified military service shall be treated as Vesting Service under Section 10.3 with respect to the Participating Employer;

               (3) for purposes of Section 3.4(B)(1), a Qualified Employee shall be treated as employed by the Participating Employer and accruing service during any period of qualified military service;

               (4) for purposes of determining the Qualified Employee's Eligible Earnings and Section 415 Wages, the Qualified Employee shall be treated as receiving compensation from the Participating Employer during the period of qualified military service in an amount equal to the compensation he or she would have received during such period if he or she were not in qualified military service determined based on the rate of pay the Qualified Employee would have received from the Participating Employer but for the absence due to qualified military service; provided, however, if the compensation the Qualified Employee would have received from the Participating Employer is not reasonably certain, then the Qualified Employee's rate of compensation will be equal to his or her average compensation for the 12-month period preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service);

               (5) contributions to the Trust on behalf of the Qualified Employee will be subject to the limitations of Article IX only with respect to the Plan Years to which such contribution relates;

               (6) the Qualified Employee will not be entitled to any crediting of earnings on contributions for any period prior to actual payment to the Trust; and

               (7) the Qualified Employee will not be entitled to restoration of any forfeitures which were not allocated to his or her Account as a result of his or her qualified military service.

          (G) For purposes of this Section 14.6, "qualified military service" means any service in the uniformed services as defined in USERRA by a Qualified Employee who is entitled to reemployment rights with a Participating Employer under USERRA.


                            EXHIBIT A

       Special   Rules  applicable  to  Employees   of   Customer
Communications Center, Inc.

      This Exhibit A sets forth special rules applicable to Employees of Customer Communications Center, Inc. ("CCCI") in connection with the adoption of the Plan by CCCI.

      1. For purposes of the definition of "Qualified Employee" under Section 12.28, a Qualified Employee shall be any Employee of CCCI who has transferred from the employment of an Affiliated Organization and immediately prior to such transfer was an Active Participant under the Plan.